UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2007

ZEBRA TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19406	36-2675536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Corporate Woods Parkway, Vernon Hills, Illinois		60061
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 847-634-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 14, 2007, Nero Acquisition LLC (“Merger Sub”), a wholly-owned subsidiary of Zebra Technologies Corporation (“Zebra”), merged with and into Navis Holdings, LLC (“Navis”), pursuant to the terms of an Agreement and Plan of Merger dated as of October 15, 2007 by and among Zebra, Merger Sub, Navis and a representative of Navis’ members (the “Merger Agreement”), with Navis as the surviving entity (the “Merger”). The Merger Agreement was previously reported in Zebra’s current report on Form 8-K filed with the Securities and Exchange Commission on October 16, 2007.

Zebra paid $145.0 million in cash as merger consideration, subject to applicable post-closing price adjustments, if any, as set forth in the Merger Agreement, and subject to an escrow amount of $25.9 million deposited at closing. In the Merger, (i) each issued and outstanding Class A Share, Class B Share, Class C Share and Class E Share of Navis was converted into the right to receive a portion of the merger consideration (after payment of all Navis transaction expenses and subject to the Escrow Agreement), and (ii) each outstanding option to acquire Class E Shares of Navis that was vested and exercisable immediately prior to the Merger was converted into the right to receive a portion of the merger consideration as set forth in the Merger Agreement. Unvested options to purchase Class E Shares of Navis were converted into options to purchase shares of Zebra Class A Common Stock, as adjusted by a conversion ratio, and will continue to vest according to their respective vesting schedules applicable prior to the conversion.

The summary description of the transaction set forth above is qualified in its entirety by the terms of the Merger Agreement, a copy of which is attached to this report as Exhibit 2.1. Zebra issued a press release on December 14, 2007 regarding the Merger, a copy of which is attached to this current report as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

2.1	Agreement and Plan of Merger between Zebra Technologies Corporation, Nero Acquisition LLC, Navis Holdings, LLC and Navis Corporation, dated October 15, 2007.

99.1	Press release regarding Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZEBRA TECHNOLOGIES CORPORATION

Date: December 14, 2007	By:	/s/ Anders Gustafsson
Anders Gustafsson
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

2.1	Agreement and Plan of Merger between Zebra Technologies Corporation, Nero Acquisition LLC, Navis Holdings, LLC and Navis Corporation, dated October 15, 2007.

99.1	Press release regarding Merger.